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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 26, 2005
                                                          --------------



                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)


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

            MISSOURI                         0-18261                         43-1529759

  ----------------------------     ----------------------------    ----------------------------
 (state or other jurisdiction of     (Commission File Number)     (I.R.S. employer identification no.)
 incorporation or organization)



                911 MAIN STREET, SUITE 100
                   KANSAS CITY, MISSOURI                                       64105
--------------------------------------------------------------        -------------------------
         (address of principal executive offices)                            (zip code)


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Registrant's telephone number, including area code:  (816) 421-8255
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                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
 (former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                 SECTION 5 --CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On April 26, 2005, the Board of Directors of the Registrant amended its Bylaws to provide that the Chairman of the Board is a non-executive, non-officer position. Amended Article IV, Sections 1 and 5 are attached hereto as Exhibit 3.1.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

3.1. Amended Article IV, Sections 1 and 5 of the Bylaws adopted by the Board of Directors on April 26, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      TOWER PROPERTIES COMPANY

DATE:    May 2, 2005
                                      By:  /s/ Thomas R. Willard
                                           -------------------------------------
                                           Thomas R. Willard
                                           President and Chief Executive Officer



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